UBS Global Paper & Forest Products Conference

September 23, 2004

This presentation contains forward-looking statements that involve risks and uncertainties. The actual results of Temple-Inland may differ significantly from the results discussed in the forward-looking statements. Factors that might cause such differences include general economic, market, or business conditions; the opportunities
(or lack thereof) that may be presented to and pursued by Temple-
Inland; the availability and price of raw materials; competitive actions by other companies; changes in laws or regulations; the accuracy of judgments and estimates concerning the integration of acquired operations and Temple-Inland's consolidation and supply chain initiatives; and other factors, many of which are beyond the control of Temple-Inland.

Our Focus:
Investments In Businesses That Will Generate
Superior Returns Over Economic Cycles

24%

27%

49%

Forest

Products

($1.0 billion)

Financial

Services

($1.1 billion)

Corrugated

Packaging

($2.0 billion)

Business Segments

3

2003

Revenue:

$

4.7 billion

Operating Income:

$

265 million

TIN Strategy

Market Driven, Customer-Oriented Company

Focus On Corrugated Packaging From An Integrated

Platform

Maximize The Value Of Timberlands Through Alignment Of

Well-Located Converting Operations With Accelerated

Fiber Growth, And Development Of Significant Real Estate

Opportunities On High-Value Land

Realization Of Earnings And Cash Flow From Financial

Services, Which Is A Low-Cost, Low Risk Provider Of

Financial Products

Our Primary Goal:  Deliver Superior
Returns To Our Shareholders

Primary Driver Of Shareholder Value Creation Is ROI

Established ROI Pre-Tax Target Of 18.5%

(EBIT/Investment)

Compensation Tied To ROI

Focus On Corrugated Packaging Because Of
Fundamental Industry Changes

Best Positioned Paper Grade

  Large market

  Significant consolidation

  Net capacity reductions

  Better inventory management

  Domestic business (U.S. & Mexico)

  Softwood fiber advantage

  Historic growth in demand

Containerboard:
Largest U.S. Paper Grade Market

Significant Consolidation Has Improved
Industry Discipline

Corrugated Packaging Market Shares

Temple-Inland Is #3 In Corrugated Packaging In North America

8

Stone Container

15

%

Weyerhaeuser

9

Temple-Inland

8

Jefferson Smurfit

7

Tenneco Packaging

6

Total

45

Smurfit-Stone

21

%

Weyerhaeuser

20

Temple-Inland

15

International Paper

10

Georgia-Pacific

10

Total

76

1993

2003

Restraint in New Domestic Capacity

Source: AFPA and Citigroup Smith Barney Research.

(1,500)

(1,000)

(500)

0

500

1,000

1,500

2,000

1980

1982

1984

1986

1988

1990

1992

1994

1996

1998

2000

2002

2004E

1980 – 1989
Average:
529,000

1990 – 1997
Average:
882,000

1998 – 2005E
Average:
(166,000)

3.0

4.0

5.0

6.0

7.0

8.0

9.0

10.0

11.0

80

81

82

83

84

85

86

87

88

89

90

91

92

93

94

95

96

97

98

99

00

01

02

03

Better Inventory Management

Inventory Levels Continue to Decline

Source: Pulp & Paper Week and Citigroup Smith Barney Research.
(1) As of June, 2004.

1980 – 1989
Average: 6.4 Weeks

1990 – 1999
Average: 5.1 Weeks

2000 – Present (1)
Average: 4.6 Weeks

04

Domestic Business – U.S. & Mexico

Corrugated Packaging
not subject to same
import pressure as other
paper grades

Low-cost shipping
alternative

Softwood Fiber Advantage

25

25

45

60

60

60

95

0

10

20

30

40

50

60

70

80

90

100

U.S. South

Southern

Hemisphere

U.S. Pacific

Northwest

Coastal

U.S. Pacific

Northwest

Interior

U.S. Northeast

Europe

Boreal

Historical Domestic Demand Growth Rate

CAGR 1980-2003 = 2%

Note:  2004 Proj. based on first half 2004 3.7% industry growth in box shipments.

Our Key Actions in Corrugated Packaging

Achieve Full Integration Levels

Reduce Mill Cost Per Ton

Reduce Box Plant Cost

Project TIP

Virgin Fiber Orientation – Reduced Reliance on OCC

Increased Integration Through Acquisitions

ELGIN

BOX PLANTS

COMPRO

ACQUISITION OF GAYLORD INCREASED TEMPLE-INLAND’S
INTEGRATION LEVEL TO 103%

Source: Miller Freeman and Management
estimates.

103%

90%

80%

77%

72%

63%

50%

60%

70%

80%

90%

100%

110%

TIN

WY

PKG

SSCC

GP

IP

Capacity Rationalization

Note: Excludes mill in Newport, IN (50% owned through JV) which has been converted to produce lightweight gypsum facing paper.

   (170)

Bogalusa, LA (#2, #5, #6)

   (595)

   Total Capacity Closures

Permanent Closures

   (425)

Antioch, CA

1,029

Bogalusa, LA

   425

Antioch, CA

3,254

   Combined Capacity

3,849

Gross Total Capacity

2,395

Gaylord Mills

   271

New Johnsonville, TN

   343

Ontario, CA

   402

Maysville, KY

   600

Orange, TX

   779

Rome, GA

Capacity
(000s)

Temple-Inland

2,395

1,454

3,849

3,254

0

1,000

2,000

3,000

4,000

Combined

Capacity

TIN

GCR

15%

Mill Cost Reduction

Our high level of integration has allowed us to eliminate the need for downtime, allowing the mills to run full, providing opportunities to operate more efficiently and lower mill cost per ton.

Corrugated Packaging Facilities

6 Mills

72 Converting facilities

Bogalusa, LA

Maysville, KY

Ontario, CA

Orange, TX

New Johnsonville, TN

Rome, GA

Sheet feeder

Box  plant

Sheet plant

Mill

Mexico

   Monterrey

   Guanajuato

   Sinaloa

   Guadalajara (Sheet Plant)

   Nuevo Laredo (Sheet Plant)

   Tiajuana (Sheet Plant)

Growth In Box Shipments

             2003                                                                                                 2004

Our growth in box shipments has exceeded industry growth rates for the past four quarters.  Temple-Inland’s box shipments increased 7.9% in
2nd qtr. 2004 compared with 2nd qtr. 2003 with four less box plants.

Box Plant System Savings

* Annual savings of $36 million in place during 2nd Qtr. 2004

Key Actions

Status

Annual Benefits

-

Elimination of 300 positions

Complete

$20 million

during 4th Qtr. 2003

-

Consolidation of converting

In progress

$40 million – YE 2005

facilities

Total

$60 million – YE 2005

Project TIP – Consolidation & Supply Chain
(Transformation – Innovation – Performance)

Key Actions

- Move corrugated packaging to Austin

- Admin consolidation / shared services

- Supply chain initiatives

Benefits

- Shared services – $35 million by year end 2004

- Supply chain - $40 million by year end 2005

- Total benefits - $75 million by year end 2005

ACQUISITION OF GAYLORD AND CLOSURE OF ANTIOCH LOWERED
TEMPLE-INLAND’S RELIANCE ON OCC FROM 40% TO 34%,
INCREASING VIRGIN FIBER TO 66%.

U.S. Recovered Paper
Exports to China

OCC Recovery Rate

(%)

Tons (000’s)

Source:  AF&PA

Reduced Reliance on OCC

Up 62% in 2003

Projected Annual Benefits
($ In Millions)

Project TIP Total

56

75

Box Plant Savings

36

60

Total

92

135

Annual

Savings

By

In Place

Year-End

Q2 2004

2005

Housing Starts

Source:  Fannie Mae

Forest Products Strategy

Maximize the value of timberlands through alignment

of well-located converting operations with accelerated

fiber growth

Development of significant real-estate opportunities on

high-value land

Pine Timber Self-Sufficiency
Combined Operations

59%

66%

89%

100%

80%

60%

40%

High-Value Land
(173,000 Acres)

High Value lands

Strategic lands

50 mile radius

-

Developing user value

by creating infrastructure:

roads, water, sewer, etc.

-

Average sales price per

acre:

2003:  $6000

2004:  $7000

Financial Services Strategy

  Realization Of Earnings And Cash Flow

  Low-Risk Asset Profile

  Low-Cost Operations

Financial Services:
Earnings Growth & High Returns

Earnings (1995 - 2003) = $1.4 billion

Average ROI = 18%

($ in millions)

Note: 1996 excludes one-time SAIF assessment of $44 million.

Financial Services

As a % of earning assets

Housing Construction

16%

19%

23%

Non-residential Real Estate

7%

12%

18%

Corporate

11%

12%

14%

Single-family Mortgage Assets

66%

57%

45%

Total earning assets

100%

100%

100%

At Year End

2003

2002

2001

Loan Portfolio

Rebalanced to include higher percentage of single-

family, adjustable-rate mortgage assets

Financial Services

Benefits From Cost Reduction Initiatives Are $35 Million

Over The Last Two Years

2002  :

$20 million in annual savings from reducing

personnel and canceling non-productive

technology investments

2003  :

$15 million additional savings from workforce

reduction and consolidation of offices

Financial Services Earnings
($ Millions)

$112

$83

32

1st Qtr

$

39

$

53

2nd Qtr

44

59

3rd Qtr

49

-

4th Qtr

54

-

Total

$

186

2003 Dividends

$ 167

First Half 2004 Dividends

$

70

ROI  - 2003

18%

ROI  - 2004 (Annualized)

20%

2003

2004

Balance Sheet Data – Financial Flexibility
($ Millions)

7/3/2004

33

Total assets

4,650

Long term debt

1,215

Upper DECS

345

Total debt

1,560

Shareholders equity

2,065

Debt / total cap

43.0%

Debt / total cap

34.0%

(with Upper DECS converted)

Liquidity – over $800 million availability under long term lines of credit

Modest debt maturities over next 5 years

$345 million cash inflow in May 2005 from conversion of DECS

Annual dividend increased to $1.44 /share in Feb. 2004

EPS & ROI Leverage

Source: JP Morgan & UBS

EPS

ROI

      Fully-integrated system

      Capacity - 3.3 million tons

      Investment = $619 / ton

Temple-Inland offers investors the highest EPS and

ROI leverage to changes in containerboard pricing

and cost improvement initiatives on a relative basis.

TEMPLE-INLAND

Paper Mills

Packaging Plants

Building Products

Financial Services

Puerto Rico

Kenneth M. Jastrow, II

Chairman and Chief Executive Officer

Christopher L. Nines

Director of Investor Relations

512-434-5587

36